                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 17, 2000

                          GST TELECOMMUNICATIONS, INC.
                                  GST USA, INC.
                            GST NETWORK FUNDING, INC.
                           GST EQUIPMENT FUNDING, INC.
           (Exact name of Registrants as specified in their charters)

            CANADA                              4813                   NOT APPLICABLE
           DELAWARE                 (Primary Standard Industrial         83-0310464
           DELAWARE                  Classification Code Number)         13-4001870
           DELAWARE                                                      91-1785734
(State or other jurisdiction of                                       (I.R.S. Employer
 incorporation or organization)                                      Identification No.)

                  4001 Main Street, Vancouver, Washington 98663

               (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (360) 356-7100

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On May 17, 2000, GST Telecommunications, Inc. and its subsidiaries (each of GST Telecommunications, GST USA, GST Network Funding and GST Equipment Funding being referred to as "Registrant") filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the District of Delaware. Pursuant to the bankruptcy filing, the Registrants have remained in possession of the Registrants' assets and properties, and their business and affairs will continue to be managed by the Registrants' directors and officers, subject in each case to the supervision of the Bankruptcy Court.

ITEM 5. OTHER EVENTS

On May 17, 2000, GST Telecommunications, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.01 and incorporated herein in its entirety by reference. The press release addresses the Registrants' voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code, the Registrant's letter of intent with Time Warner Telecom, Inc. for the sale of substantially all of the Registrants' assets, and the Registrants' receipt of a commitment for Debtor-In-Possession financing for up to $50 million and the potential for up to an additional $75 million (subject to certain restrictions and court approval) to continue day-to-day operations.

GST Telecommunications, Inc. has postponed its annual shareholders' meeting that had been scheduled for June 8, 2000. The Registrant plans to hold an annual shareholders' meeting in the course of its restructuring. On May 24, 2000, the Registrant issued a press release regarding this matter, a copy of which is attached hereto as Exhibit 99.02 and incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.01 Press Release issued by GST Telecommunications, Inc. on May 17, 2000. (Filed herewith).
99.02 Press Release issued by GST Telecommunications, Inc. on May 24, 2000. (Filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GST TELECOMMUNICATIONS, INC.
                                          GST USA, INC.
                                          GST NETWORK FUNDING, INC.
                                          GST EQUIPMENT FUNDING, INC.

Date: May 24, 2000                        By:  /s/ Donald A. Bloodworth
                                              ----------------------------------
                                                Donald A. Bloodworth
                                                Chief Financial Officer


                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

Exhibit
Number     Description
------     -----------

99.01      Press Release issued by GST Telecommunications, Inc. on May 17, 2000.
99.02      Press Release issued by GST Telecommunications, Inc. on May 24, 2000.